Exhibit 99.2

Licensed to export US LNG Delivering the transition Providing energy security March 2024

Cautionary language regarding forward - looking statements The information in this presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward - looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “model,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar expressions are intended to identify forward - looking statements. The forward - looking statements in this presentation relate to, among other things, commodity prices and demand (including the relationship between domestic and international gas/LNG prices), Driftwood capacity, future demand and supply affecting LNG and general energy markets, liquidity, competitive factors, financial and operating results (including income, production, costs, cash flows and returns), environmental matters, financing efforts and FID, the terms of future contracts, the potential sale of the upstream properties, permitting matters, terms of LNG offtake and other agreements, LNG production, Driftwood construction, growth opportunities, the timing of all of the foregoing, and other aspects of our business and our prospects and those of other industry participants. Our forward - looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments, and other factors that we believe are appropriate under the circumstances. These statements are subject to numerous known and unknown risks and uncertainties which may cause actual results to be materially different from any future results or performance expressed or implied by the forward - looking statements. These risks and uncertainties include those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2023, and our other filings with the Securities and Exchange Commission, which are incorporated by reference in this presentation. Many of the forward - looking statements in this presentation relate to events or developments anticipated to occur numerous years in the future, which increases the likelihood that actual results will differ materially from those indicated in such forward - looking statements. A full notice to proceed with construction of the Driftwood Project is subject to the completion of financing arrangements that may not be completed within the time frame expected or at all. The financial information included is meant for illustrative purposes only and does not purport to show estimates of actual future financial performance. The information on that slide assumes the completion of certain financing and other transactions. Such transactions may not be completed on the assumed terms or at all. Actual commodity prices and contract terms may vary materially from the commodity prices and contract terms assumed for the purposes of the illustrative financial performance information. The forward - looking statements made in or in connection with this presentation speak only as of the date hereof. Although we may from time to time voluntarily update our prior forward - looking statements, we disclaim any commitment to do so except as required by securities laws. 2

Investing now to meet global demand 3 The world requires low - carbon energy to support future economic growth Our purpose is to export reliable, low cost, and low - carbon US LNG to the world Tellurian offers a pure - play, growth - focused investment in US LNG The company is fully permitted 1 to export 27.6 mtpa of US LNG Tellurian’s new leadership is bringing together demand, gas supply and investment We have sharpened our focus on stability, financial discipline, and execution Tellurian is building export infrastructure in a prime location near Lake Charles, LA We have additional land with deep water access to allow us to grow up to ~60 mtpa See Supplemental Information for footnotes.

4 “Driftwood is in construction and is fully permitted . We are differentiated from competing projects fighting the US regulatory headwinds. Tellurian’s Board and leadership are laser focused on delivering value to Tellurian shareholders. Alongside balance sheet discipline , we have reduced costs , widened our commercial aperture and increased the pace of activity in the marketplace. In just two months, we have made great progress.” Martin Houston Executive Chairman, Co - Founder 40+ years of energy industry experience

Tellurian’s recent advances 5 Leadership focus Regulatory advancement Balance sheet management • All permits in place • FERC extension approval granted for 27.6 mtpa • Confirmation by DOE that Driftwood non - FTA permit not impacted by current ‘pause’ • Newly appointed Executive Chairman, with decades of LNG experience • Board and leadership teams are laser - focused on delivering shareholder value • Appointment of world - class advisors Leadership focus • Materially reduced corporate overhead • Amended debt agreements to create more sustainable capital structure and improve liquidity without impacting Driftwood timeline • Restructured major payment obligations with partners, lowering near - term liquidity needs Commercial aperture • Widened customer base by way of increased commercial flexibility • Commercially attractive offering conveys current market terms

6 • All permits in place for construction & operation of terminal and pipeline • Competitive regulatory advantage given recent DOE moratorium on non - FTA permits • Only world - scale greenfield facility with capacity for US LNG deliveries in 2028 • Over $1 billion invested: construction ~30% advanced, and sub - surface risk mitigated • 1,200 - acre site with pipeline access to multiple major gas supply hubs Driftwood LNG terminal to export up to 27.6 mtpa Driftwood LNG: de - risked & moving forward

7 Driftwood LNG site progress continuing Being in construction has mitigated regulatory risk Completed ground work has de - risked future EPC timeline and associated costs

Construction milestones Financing process Focused on efficiently reaching Driftwood FID, driving shareholder value 8 Commercial steps Driftwood is... • Offering competitive and financeable contracts that appeal to a wide range of customers • Marketing offtake agreements at Henry Hub index with a liquefaction fee Tellurian is… • Pursuing project financing for Driftwood • Strengthening Tellurian’s cost structure, balance sheet, and financial discipline • Retiring debt secured by upstream assets upon sale Driftwood plans to… • I ssue a full notice to proceed to Bechtel to begin construction for Phase 1 in 2H 2024 1 • Produce first LNG by 2028 • Maximize shareholder returns See Supplemental Information for footnotes.

World-class partners providing best-in-class execution, and design & technology expertise

BECHTEL | Baker Hughes | CHART®

EPC partner

- Lump-sum, turn-key EPC contract for all-plant buildout
- Premier EPC contractor with history of on-budget and ahead-of-schedule production on US Gulf Coast
- Ability to benefit from economies of scale via all-plant buildout schedule

Equipment & technology partner

- LM6000PF+ turbines reduce fuel gas use, lowering emissions without sacrificing production
- Proven aeroderivative turbines and compressors for Driftwood LNG plant
- Near-zero emissions via integrated ICL pipeline compressors

Liquefaction technology partner

- Simplified construction, operation, and maintenance through midscale size and cold box design
- Highly efficient, proprietary IPSMR process technology
- Increased uptime and redundancy via multi-train design

TELLURIAN 9

Driftwood value to Tellurian 10 $800 - 850 EPC cost per tonne 1 $750 $600 - 650 850 1,700 1,250 850 1,800 550 Plants 1 - 3 Plants 4 - 5 Full development Illustrative Driftwood annual cash flows Debt adjusted annual cash flows 2033 - 2034, $MM/ yr Tellurian cash flows Partner cash flows See Supplemental Information for footnotes. Driftwood annual cash flows in excess of $3bn at full development Driftwood • Tellurian expects to own 35% - 40% of Plants 1 and 2 and an increasing share of expansion plants • Plants 1 and 2 are expected to FID in 2024 with Plant 3 expected six to nine months thereafter • Fixed fee contracts to maximize low - cost debt • Increasing merchant exposure over time to reflect Tellurian’s enhanced balance sheet capabilities

Site II enables up to 60 mtpa of LNG capacity

Site II could double Tellurian LNG capacity offering long-term shareholder value

LNG capacity development
Full phase development, mtpa



16.6
11.0
27.6
~30.0
Plants 1-3
Plants 4-5
Driftwood LNG
Site II LNG
FID 2024[1]
FID 2026/27
First LNG 2028

Site II

- Further ~800-acre site in Louisiana with deep draft access, ideal for waterborne export development
- Potential expansion options include a second LNG facility, and/or an energy transition hub benefiting from IRA subsidies
- Offers incremental long-term value for shareholders[2]



Driftwood LNG
Site II

See Supplemental Information for footnotes.

TELLURIAN 11

US LNG continues to be critical to global energy security 12 See Supplemental Information for footnotes. Global LNG demand is forecast to grow by >50% by 2035 Macro • Global demand for LNG to rise by 54% to over 620 mtpa by 2035, a CAGR of 4% • Global LNG supply forecasts impacted by non - FTA ‘pause’ • Market is pivoting to long - term contracts to guarantee security of supply US LNG producers • The US is the world’s largest LNG exporter and respected as a reliable counterparty • Tellurian is helping overcome global challenges of energy affordability, availability, and security while reducing emissions for the power sector 2025 2030 2035 2040 200 750 Existing supply Supply forecast Demand forecast ~170 mtpa shortage Global LNG deficit of >150 mtpa by year 2040 2024 Baseline year, mtpa 1

Our environmental credentials

Driftwood's business model enables top quartile Scope 1 ESG ratings

Liquefaction

- 20% lower emissions via leading gas turbine technology[1]
- Minimizing of flaring via development of warm start-up sequence
- Reduction in Scope 1 emissions by maximizing welded pipe connections

Pipelines

- Creation of North America's first near-zero emission pipeline due to electric compression technology
- Emission-free actuators installed on more than 90% of pipeline valves

Power supply

- Execution of MoU with Entergy Louisiana to identify and evaluate new, potential low- or zero-carbon energy generation and delivery solutions

Wetlands restoration

- Committed to create ~3,000 acres of restored coastal marsh, which is 4x regulatory requirement
- Largest privately funded marsh restoration project in the Gulf Coast area
- Partnered with Stream Wetland Services, one of the leading wetland experts in Louisiana

See Supplemental Information for footnotes and Tellurian ESG Report 2022.

TELLURIAN 13

Purpose Supplying growing global markets with low - cost US LNG Position Driftwood is being constructed on a prime Louisiana location, connecting abundant US natural gas basins with international export routes People Refreshed Board and management team, with the experience and focus to deliver Permitting Fully permitted, putting Driftwood ahead of competitors during DOE pause in approvals. First LNG anticipated in 2028 Our competitive advantages create value for customers and investors 14

Supplemental information 15 Slide 3 1) Tellurian requested extensions with FERC in October 2023 for 36 months extension to finish construction of Driftwood and was gra nted approval on February 15, 2023. Slide 8 1) Phase 1 defined as 2 plant, ~11 mtpa scope. Slide 10 1) Management estimates on EPC costs. 2) Assumes 35% ownership stake in Plants 1 - 2, 50% ownership in Plant 3, 60% ownership in Plant 4, and 65% ownership in Plant 5. Ass umes $2bn in project bonds and $5.5bn in senior debt at 6.25%, $15 LNG price, $10bn EPC price, and $2.35 SPA price in all phases, esc alated accordingly for future phases. Slide 11 1) Management estimates for FID and First LNG dates. FID for Plants 1&2 in 2024. FID for Plant 3 in 2025. 2) Assumes analogous site to Driftwood LNG is permitted and constructed on Site II with design and project execution synergies b etw een two projects. Slide 12 1) Sources: IEA, WoodMackenzie , Shell LNG Outlook 2024, and Tellurian internal research. Slide 13 1) Compared to standard industrial frames . For additional information, a copy of the 2022 Tellurian ESG Report can be found at: https://www.tellurianinc.com/corporate - social - responsibility/esg - performance - summary/.

Contact us 16 Johan Yokay Director, Investor Relations & Assistant Treasurer +1 832 320 9327 johan.yokay@tellurianinc.com Joi Lecznar EVP, Public & Government Affairs +1 832 962 4044 joi.lecznar@tellurianinc.com Matt Phillips VP, Investor Relations & Finance +1 832 320 9331 matthew.phillips@tellurianinc.com